                                                                    Exhibit 10.7

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement, made and entered into this day of , 1997 ("Agreement"), by and between CAPTEC NET LEASE REALTY, INC., a
Delaware corporation ("Company") and              ("Indemnitee").



         WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation; and


         WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that such protection will be available; and

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for, or on behalf of, the Company on the condition that Indemnitee be so indemnified;

         NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, including Indemnitee's continued service to the Company, the Company and Indemnitee hereby covenant and agree as follows:

                             ARTICLE I - DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meaning given here:

         1.01 "Board" shall mean the Board of Directors of the Company.

         1.02 "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

         1.03 "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Indemnitee or against any of the foregoing alleged by any claimant or any claim against Indemnitee solely by reason of being a director, officer, employee, agent or fiduciary of the Company.

         1.04 "D&O Insurance" means the directors' and officers' liability insurance issued by the insurer(s), and having the policy number(s), amount(s) and deductible(s) set forth on EXHIBIT A hereto and any replacement or substitute policies issued by one or more reputable insurers providing in all respects coverage at least comparable to, and in the same amount as, that provided under the policy or policies identified on EXHIBIT A.

         1.05 "Determination" means a determination, based on the facts known at the time, made by:

                  (a) a majority vote of a quorum of Disinterested Directors; or
                  (b) Independent Counsel in a written opinion prepared at the request of a majority of a quorum of Disinterested Directors; or
                  (c) a majority of the disinterested stockholders of the Company; or
                  (d) a final adjudication by a court of competent jurisdiction.

"Determined" shall have a correlative meaning.

         1.06 "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         1.07 "Excluded Claim" means any payment for Losses or Expenses in connection with any claim:

                  (a) for any breach of the Indemnitee's duty of loyalty due to the Company or its stockholders under Delaware law; or

                  (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

                  (c) unlawful payment of dividends or stock purchases or redemptions pursuant to Section 174 of the Delaware General Corporation Law; or

                  (d) any transaction from which the Indemnitee derived an improper personal benefit; or

                  (e) for an accounting of profits from the purchase or sale by Indemnity of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; or

                  (f) the payment of which by the Company under this Agreement is not permitted by applicable law.

         1.08 "Expenses" shall include all reasonable attorneys fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding, but shall not include Fines.

         1.09 "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

         1.10 "Good Faith" shall mean Indemnitee having acted in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

         1.11 "Independent Counsel" means a law firm, a member of a law firm, or an attorney at law that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         1.12 "Loss" means any amount which Indemnitee is legally obligated to pay as a result of a claim or claims made against him for Covered Acts including, without limitation, damages and judgments and sums paid in settlement of a claim or claims, but shall not include Fines.

         1.13 "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual threatened or completed proceeding whether civil, criminal, administrative or investigative, other than one initiated by Indemnitee. For purposes of the foregoing sentence, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks pursuant to Article IX of this Agreement to enforce Indemnitee's rights under this Agreement relating thereto.

                       ARTICLE II - SERVICES BY INDEMNITEE

         Indemnitee agrees to serve as a(n) (director) (officer) (employee). Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law).

                   ARTICLE III - MAINTENANCE OF D&O INSURANCE

         3.01 DESCRIPTION OF D&O INSURANCE. The Company hereby represents and warrants that EXHIBIT A contains a complete and accurate description of the policies of directors' and officers' liability insurance purchased by the Company and that such policies are in full force and effect.

         3.02 MAINTENANCE OF D&O INSURANCE. The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director or officer of the Company and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director or officer of the Company, the Company, subject to Section 3.04 hereof, shall maintain in full force and effect D&O Insurance.

         3.03 NAMED INSURED. In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors and officers most favorably insured by such policy.

         3.04 NO OBLIGATION. The Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

                          ARTICLE IV - INDEMNIFICATION

         4.01 INDEMNIFICATION IN GENERAL. The Company shall indemnify and hold Indemnitee harmless for any Losses, Expenses, judgments, penalties, Fines and amounts paid in settlement actually incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith.

         4.02 EXCLUDED COVERAGE. The Company shall have no obligation to indemnify and hold Indemnitee harmless from any Losses or Expenses which have been Determined to constitute an Excluded Claim. Notwithstanding the provisions of Section 4.01, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by the Company in such event if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or be pending, shall Determine.

         4.03 INDEMNIFICATION OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful on the merits or otherwise in, any Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law, against all Losses, Expenses, judgments, penalties, Fines and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Losses, Expenses, judgments, penalties, Fines and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes this Section
4.03 and without
limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article VI) that Indemnitee did not act in Good Faith.

         4.04 INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in a Proceeding, Indemnitee shall be indemnified against all Losses and Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

                       ARTICLE V - ADVANCEMENT OF EXPENSES

         Notwithstanding any provision to the contrary in Article VI, the Company shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, are incurred by or on behalf of Indemnitee in connection with any Proceeding, within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Article V shall be unsecured and interest free.

            ARTICLE VI - PROCEDURES FOR DETERMINATION OF ENTITLEMENT

         6.01 INITIAL NOTICE. Promptly after receipt by Indemnitee of notice of the commencement, or the threat of commencement, of any Proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof. Indemnitee shall include therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether, and to what extent, Indemnitee is entitled to indemnification. The Secretary of the Company shall promptly advise the Board in writing that Indemnitee has requested indemnification.

         6.02 D&O INSURANCE. If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the applicable policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Proceeding in accordance with the terms of such policies.

         6.03 EMPLOYMENT OF COUNSEL. To the extent the Company does not, at the time of the commencement, or the threat of commencement, of a Proceeding, have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Proceeding will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any such Proceeding in advance of the final disposition thereof as provided in Article V and the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation; PROVIDED THAT Indemnitee shall have the right to employ its counsel in any such Proceeding but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at Indemnitee's expense; and PROVIDED FURTHER THAT if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of counsel shall be at the expense of the Company.

         6.04 PAYMENT. All payments on account of the Company's indemnification obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor.

         6.05 REIMBURSEMENT BY INDEMNITEE. Indemnitee agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Proceeding against Indemnitee in the event, and only to the extent that, a Determination shall have been made by a court in a final adjudication from which there is no further right of appeal that Indemnitee is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

         6.06 COOPERATION. Indemnitee shall cooperate with persons or entities making the Determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such persons or entities upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such Determination. Any costs or Expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the persons or entities making such Determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                            ARTICLE VII - SETTLEMENT

         The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any Fine or other obligation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

                       ARTICLE VIII - RIGHTS NOT EXCLUSIVE

         The rights provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any bylaw, agreement, vote of stockholders or of Disinterested Directors or otherwise, both as to action in an official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Corporation as a director or officer.

                    ARTICLE IX - ARBITRATION AND ENFORCEMENT

         Any dispute or controversy arising out of or relating to this Agreement, including, but not limited to, Indemnitee's right to indemnification, shall be settled by arbitration to be held in Ann Arbor, Michigan in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator(s) may grant injunctive or other relief in such dispute or controversy. In any arbitration, the Company shall have the burden of proving that indemnification is not required under this Agreement. The arbitrator(s) shall be a person(s) experienced in matters relating to the indemnification of officers, directors and employees of publicly held companies, and either at the time of the arbitration shall serve, or previously shall have served, in such capacity. The decision of the arbitrator(s) shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction, and the parties irrevocably consent to the jurisdiction of the Michigan courts for this purpose. The Company shall pay the fees and expenses of the Indemnitee's attorneys in such arbitration unless the arbitrator(s) decide that there was not a reasonable basis for the Indemnitee's claim.

                         ARTICLE X - GENERAL PROVISIONS

         10.01 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's heirs, executors and administrators.

         10.02 SEVERABILITY. If any provision(s) of this Agreement is determined by a court to be invalid, illegal or unenforceable for any reason whatsoever, such provision(s) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with its terms.

         10.03 IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         10.04 HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         10.05 MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         10.06 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given it (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed.

If to Indemnitee to:

                  As shown with Indemnitee's Signature below

If to the Company to:

                  Captec Net Lease Realty, Inc.
                  24 Frank Lloyd Wright Drive
                  Ann Arbor, Michigan  48106
or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         10.07 GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to applicable principles of conflict of laws.

         10.08 CONSENT TO JURISDICTION. Subject to the requirements of Section 9.01, the Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Michigan for all purposes in connection with any Proceeding which arises out of or relates to this Agreement, and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Michigan.

         10.09 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon. This Agreement replaces in full all prior indemnification agreements or understandings of the parties hereto, and any and all such prior agreements or understandings are hereby rescinded by mutual agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                            CAPTEC NET LEASE REALTY, INC.



                                            By:
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                                            Name:
                                                 ------------------------------
                                            Title:
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                                            INDEMNITEE


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Address:

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